UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 7, 2008
(Date of earliest event reported)

                   National City Mortgage Capital Trust 2008-1
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           (Exact name of issuing entity as specified in its charter)

                       National City Mortgage Capital LLC

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              (Exact name of depositor as specified in its charter)

         National City Bank, as successor to National City Mortgage Co.
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               (Exact name of sponsor as specified in its charter)

      New York                          333-147919-01          54-2201321
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(State or other jurisdiction of      (Commission File No.    (IRS Employer
incorporation of issuing entity)     of issuing entity)      Identification No.)
                                                             of issuing entity)

3232 Newmark Derive, Miamisburg, Ohio                                45342
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code 937-910-4372
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as Exhibit 1.1 is the underwriting agreement, dated October 3, 2008 (the "Underwriting Agreement"), among National City Mortgage Capital LLC (the "Depositor"), National City Bank and NatCity Investments, Inc. (the "Underwriter") relating to the National City Mortgage Capital Trust 2008-1, Mortgage Pass-Through Certificates, Series 2008-1, Class 2-A-2 Certificates (the "Class A-2 Certificates"). On October 7, 2008, pursuant to the Underwriting Agreement, the Class 2-A-2 Certificates were sold by the Depositor to the Underwriter.

ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (1.1) Underwriting Agreement, dated October 3, 2008, among the Depositor, National City Bank and the Underwriter.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY MORTGAGE CAPITAL LLC

October 8, 2008

                                       By:   /s/ Theodore W. Tozer
                                          --------------------------------------
                                          Name:  Theodore W. Tozer
                                          Title: Vice President and Secretary

                               INDEX TO EXHIBITS

Exhibit No.                              Description
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      (1.1)         Underwriting Agreement, dated October 3, 2008, among
                    the Depositor, National City Bank and the
                    Underwriter.